UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 2, 2006

                             RACKABLE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                      000-51333             32-0047154
(State or other jurisdiction of    (Commission File Number) (I.R.S. Employer
        incorporation)                                      Identification No.)

                               1933 Milmont Drive
                               Milpitas, CA 95035
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (408) 240-8300


                         ------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.


         On February 2, 2006, Rackable Systems, Inc. issued a press release announcing its fourth quarter and year end 2005 financial results. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

         The information in the report, including Exhibit 99.1 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Rackable Systems, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

         Exhibit
         Number            Description
         --------          ------------
          99.1             Press release, dated February 2, 2006 announcing
                           Rackable Systems, Inc. fourth quarter and year end 2005 financial results.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     RACKABLE SYSTEMS, INC.



Dated:  February 2, 2006             By:   /s/ Todd R. Ford
                                         -------------------------------------
                                         Todd R. Ford
                                         Executive Vice President of
                                         Operations and Chief Financial Officer

                                INDEX TO EXHIBITS



         Exhibit
         Number            Description
         --------          -----------
          99.1             Press release, dated February 2, 2006 announcing
                           Rackable Systems, Inc. fourth quarter and year end 2005 financial results.